UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 31, 2007

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

           New York                     1-7657               13-4922250
-----------------------------  ------------------------  -------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation                                          Identification No.)
or organization)

200 Vesey Street, World Financial Center
New York, New York                                          10285
-----------------------------------------                 ----------
(Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

--- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

--- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

--- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

--- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               EXPLANATORY NOTE

         Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Current Report on Form 8-K/A amends the information reported in Item 5.02 to the Current Report on Form 8-K dated October 8, 2007 (filed October 12, 2007) regarding the appointment of Daniel T. Henry as Executive Vice President and Chief Financial Officer of American Express Company (the "Company").


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) In connection with Mr. Henry's appointment, on October 31, 2007, the Compensation and Benefits Committee (the "Committee") of the Board of Directors of the Company approved an increase of Mr. Henry's base salary from $370,000 per annum to $625,000 per annum retroactive to October 15, 2007.

         Also in connection with Mr. Henry's appointment, on October 31, 2007, the Committee awarded to Mr. Henry a non-qualified stock option to acquire 95,000 shares of the Company's common stock under the Company's 2007 Incentive Compensation Plan. Such stock option has an exercise price per share of $60.95, the closing price of the Company's common stock on such grant date. The stock options become exercisable in four equal annual installments (25% on the first, second, third, and fourth anniversary of grant date, respectively), subject to award requirements including continuous employment with the Company. The stock option expires on October 31, 2017.

        In addition, in connection with Mr. Henry's appointment, the Committee also approved an increase to the potential payout to Mr. Henry under his Portfolio Grant 2007-2009 ("PG07-09") award, which will be based on the Company's performance during the three years ending December 31, 2009. The potential payout that may be made to Mr. Henry in respect of PG07-09 awards ranges from a "threshold payout" of $169,675 to a "maximum payout" of $2,358,125. The "threshold payout" represents the maximum amount (assuming no downward adjustment by the Committee) that may be paid assuming the achievement of the minimum levels of performance at which a payout may first be made. The "maximum payout" represents the maximum amount (assuming no downward adjustment by the Committee) that may be paid assuming the achievement of the maximum levels of performance under the award provisions. To the extent so earned, the payout to Mr. Henry under PG07-09 would be expected to be made in February 2010.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN EXPRESS COMPANY
                                                (REGISTRANT)

                                          By: /s/ Stephen P. Norman
                                              ----------------------
                                              Name:  Stephen P. Norman
                                              Title: Secretary

Date:   November 6, 2007